Exhibit 99.2

BUSINESS CONFIDENTIAL

Maxar Technologies Announces its Intention to Acquire Vricon, Inc. to Accelerate Growth in Emerging Markets for 3D Technology and Extend its Lead in Earth Intelligence

Westminster, Colo. – June 23, 2020 – Maxar Technologies (NYSE:MAXR) (TSX:MAXR), a trusted partner and innovator in Earth Intelligence and Space Infrastructure, today announced its intent to exercise its call option to take full ownership of 3D data and analytics firm Vricon, Inc., for approximately $140 million, or approximately $115 million net of estimated cash at closing. To fund the transaction, Maxar intends to issue $150 million in aggregate principal amount of new senior secured notes. Maxar has also agreed to repurchase $150 million in aggregate principal amount of existing notes using the proceeds of the recent sale of its MDA business.

Vricon is a global leader in satellite-derived 3D data for defense and intelligence markets, with software and products that enhance 3D mapping, Earth intelligence data, military simulation and training and precision-guided munitions. The company was formed as a joint venture between Maxar and Saab in 2015 to combine patented Saab IP with Maxar commercial satellite imagery to build highly accurate, immersive 3D products at scale.

Maxar intends to appoint Gilman Louie, Chairman of Vricon’s Board of Directors, to the Maxar Board of Directors once the transaction closes. Louie is co-founder and partner of Alsop Louie Partners, an early-stage technology venture capital firm founded in San Francisco in 2006. Louie is the founder and former CEO of In-Q-Tel, a strategic venture fund created to help enhance national security by connecting the Central Intelligence Agency and U.S. intelligence community with venture-backed entrepreneurial companies. He also serves as a commissioner on the U.S. National Security Commission on Artificial Intelligence.

Vricon’s products and technology are strongly aligned with Maxar’s Earth Intelligence growth strategy and priority mission areas outlined in the U.S. National Defense Strategy. Maxar expects that Vricon will extend the company’s lead in existing markets with additional high-value growth products, by increasing Maxar’s industry-leading accuracy and augmenting automated feature extraction and change detection capabilities. In addition, the transaction unlocks new and underpenetrated defense and commercial markets for Maxar, such as GPS-denied military navigation and 5G telecommunications network planning.

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“Maxar commercial satellite imagery has long been foundational to U.S. and allied defense and intelligence operations, and this acquisition will enable training, simulation and tactical missions to be conducted in highly immersive and accurate 3D environments,” said Dan Jablonsky, Maxar CEO. “Vricon will allow Maxar to accelerate the creation of a living digital model of the Earth—“The Digital Globe™”—and become the global geospatial reference standard for existing and next-generation location-based applications.”

“The net cash purchase price would represent a valuation of roughly 10x, on a net cash basis, the trailing 12-month adjusted EBITDA that Vricon generated from third-party sales. We expect this multiple to step down significantly over the next several years given the growth trajectory we see for the business,” said Biggs Porter, Maxar CFO. “We would expect the transaction to be additive to the 2020 guidance we issued on our first quarter earnings call on May 11 while having an immaterial effect on the company's leverage ratio this year. Furthermore, we expect the business to be a solid cash generator, which we expect to contribute to a reduction in both Maxar’s indebtedness and leverage starting in 2021.”

Maxar intends to exercise its call option to take control of Vricon on or about June 25, 2020, and expects the transaction to close in July. Maxar expects to fully integrate Vricon to improve existing products, develop new capabilities and pursue game-changing business opportunities. When Maxar’s next-generation WorldView Legion imaging satellites come online in 2021, higher volumes of more frequently refreshed, high-resolution imagery will further improve the currency and utility of Vricon offerings and should drive subscription sales opportunities.

Maxar CEO Dan Jablonsky and CFO Biggs Porter will host a conference call on June 24, 2020, to discuss the call option. The call is scheduled to begin promptly at 6:30 a.m. MT (8:30 a.m. ET).

Conference Call Dial-In Numbers:
Participant Toll Free Dial-In: 1-866-211-3067
Participant International Dial-In: 1-647-689-6610

Instant Replay:
Toll Free North America: 1-800-585-8367
International Dial-In: 1-416-621-4642
Passcode: 9348515#

Replay available:
From June 24, 2020 at 9:30 a.m. MT (11:30 a.m. ET) to July 8, 2020 at 9:59 p.m. MT (11:59 p.m. ET)

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The conference call will also be webcast live and then archived at:

http://investor.maxar.com/events-and-presentations/default.aspx

Webcast of the presentation will also be accessible on the Investor section of the Maxar website: http://investor.maxar.com/events-and-presentations/default.aspx

About Maxar

Maxar is a trusted partner and innovator in Earth Intelligence and Space Infrastructure. We deliver disruptive value to government and commercial customers to help them monitor, understand and navigate our changing planet; deliver global broadband communications; and explore and advance the use of space. Our unique approach combines decades of deep mission understanding and a proven commercial and defense foundation to deploy solutions and deliver insights with unrivaled speed, scale and cost effectiveness. Maxar’s 4,000 team members in 20 global locations are inspired to harness the potential of space to help our customers create a better world. Maxar trades on the New York Stock Exchange and Toronto Stock Exchange as MAXR. For more information, visit www.maxar.com.

Forward-Looking Statements

This release may contain certain “forward-looking statements” or “forward-looking information” under applicable securities laws. Forward-looking terms such as “may,” “will,” “could,” “should,” “would,” “plan,” “potential,” “intend,” “anticipate,” “project,” “target,” “believe,” “plan,” “outlook,” “estimate,” “guidance” or “expect” and other words, terms and phrases of similar nature are often intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements include, but are not limited to, statements concerning the intent to exercise the call option with respect to Vricon, the completion and timing of the consummation of the acquisition of Vricon, the Company’s plans, objectives, expectations and intentions and other statements that are not historical or current fact. Forward-looking statements are based on certain key expectations and assumptions made by the Company. Although management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct.

The risks that could cause actual results to differ materially from current expectations include, but are not limited to those Risk Factors set forth in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available online under the Company’s EDGAR profile at www.sec.gov or on the Company’s website at www.maxar.com, as well as the Company’s continuous disclosure materials filed from time to time with Canadian securities regulatory authorities, which are available online under the Company’s SEDAR profile at www.sedar.com or on the Company’s website at www.maxar.com. The risk factors detailed in the foregoing are not intended to be exhaustive and there may be other key risks that are not identified that are not presently known to the Company or that the Company currently deems immaterial. These risks and uncertainties are amplified by the global COVID-19 pandemic, which has caused and will continue to cause significant challenges, instability and uncertainty.

The forward-looking statements contained in this release are expressly qualified in their entirety by the foregoing cautionary statements. All such forward-looking statements are based upon data available as of the date of this release or other specified date and speak only as of such date. The Company disclaims any intention or obligation to update or revise any forward-looking statements herein as a result of new information, future events or otherwise, other than as may be required under applicable securities law.

Investor Relations Contact:

Jason Gursky

Maxar VP Investor Relations

1-303-684-2207

jason.gursky@maxar.com

Media Contact:

Turner Brinton

Maxar Media Relations

1-303-684-4545

turner.brinton@maxar.com

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